Listing Report:Supplement No. 290 dated Jul 21, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
We have filed a registration statement on Form S-1 with the SEC in connection with this offering. In addition, we are required to file annual, quarterly and current reports and other information with the SEC. You may read and copy the registration statement and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's Internet site at http://www.sec.gov.

The prospectus is part of the registration statement and does not contain all of the information included in the registration statement and the exhibits, schedules and amendments to the registration statement. Some items are omitted in accordance with the rules and regulations of the SEC. For further information with respect to us and the Notes, we refer you to the registration statement and to the exhibits and schedules to the registration statement filed as part of the registration statement. Whenever a reference is made in the prospectus to any of our contracts or other documents, the reference may not be complete and, for a copy of the contract or document, you should refer to the exhibits that are a part of the registration statement.

We "incorporate" into the prospectus information we filed with the SEC in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. This means that we disclose important information to you by referring to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website, www.prosper.com.

The information incorporated by reference is considered to be part of the prospectus. Information contained in the prospectus automatically updates and supersedes previously filed information.

You may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which will be provided to you at no cost, by writing, telephoning or emailing us. Requests should be directed to Customer Support, 111 Sutter St, 22nd Floor, San Francisco, CA 94104; telephone number (415) 593-5400; or emailed to support@prosper.com. In addition, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is available on our website, www.prosper.com.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 397093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$319.40

Auction yield range:	2.93% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 4	Length of status:	8y 5m
Credit score:	800-819 (Jul-2010)	Total credit lines:	25	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$720	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	B_Plus_to_AA	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BMW F800GS
This borrower was not required to write a description based on the listing's likelihood to fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	50%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 14	Length of status:	14y 0m
Credit score:	720-739 (Jul-2010)	Total credit lines:	60	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$8,532	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-rascal819	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Debt Down To 1 Payment
Purpose of loan:
This loan will be used to pay off excisting accounts and paying one easy monthly payment.

My financial situation:
I am a good candidate for this loan because I have never not paid an account and I have never claimed?paid any?accounts late.?

Monthly net income: $ 4685

Monthly expenses: $
??Housing: $ None I work where I live?and my housing is a part of my benefits package
??Insurance: $?230
??Car expenses: $ 560
??Utilities: $
??Phone, cable, internet: $ 300
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$117.61

Auction yield range:	13.93% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	64%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	0y 10m
Credit score:	680-699 (Jul-2010)	Total credit lines:	16	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$8,820	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	equitable-deal3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving
Purpose of loan:
This loan will be used to help me and my husband and 2 boys move. My husband was hired on by a police department and I will be transferring to another retail store. This will help us pay for our rental truck and initial deposits and first months rent for an apartment. This is a big step in our lives and would appreciate any support and help I can get for us.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and am not delinquent on any debts. We have a monthly budget and strictly adhere to it. We have factored in this loan if we receive it and will be able to pay it off with no problem.

Monthly net income: $3400

Monthly expenses: $
??Housing: $950/month
??Insurance: $90/month
??Car expenses: $300/car payment
??Utilities: $200
??Phone, cable, internet: $125
??Food, entertainment: $100
??Clothing, household expenses $
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$318.00

Auction yield range:	5.93% - 8.00%	Estimated loss impact:	5.12%
Lender servicing fee:	1.00%	Estimated return:	2.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	3y 1m
Credit score:	740-759 (Jul-2010)	Total credit lines:	11	Occupation:	Engineer - Chemical
Now delinquent:	0	Revolving credit balance:	$1,446	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-mindful-trade	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Coffee Roastery to Retail
Purpose of loan:
We will be using this loan to expand our existing coffee roastery into a building with a retail front.?

My financial situation:
Started in our garage to lower our over head and get word out about our product. The roastery's volume has out grown the space available in the garage.? This retail location will also allow us to offer cafe type services along with giving us a larger more visible location to roast coffee.?

Monthly net income: $ 3,400 (after taxes

Monthly expenses: $
??Housing: $ 749
??Insurance: $ 77
??Car expenses: $ 250
??Utilities: $ 130
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 0
??Other expenses: $ 200 (Business Related)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$177.35

Auction yield range:	5.93% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	4y 6m
Credit score:	760-779 (Jul-2010)	Total credit lines:	11	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$3,831	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-likeable-credit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
h\Home improvment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 30.26%	Starting monthly payment:	$40.47

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	56%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	4y 8m
Credit score:	680-699 (Jul-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,808	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	searcher0	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my bills
Purpose of loan:
This loan will be used to? Pay off bills

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1481

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$72.30

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	9%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 8	Length of status:	4y 10m
Credit score:	640-659 (Jul-2010)	Total credit lines:	23	Occupation:	Skilled Labor
Now delinquent:	3	Revolving credit balance:	$16,255	Stated income:	$75,000-$99,999
Amount delinquent:	$1,339	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	boy1973	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
filling the gap :)
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$180.76

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2003	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 4	Length of status:	8y 3m
Credit score:	680-699 (Jul-2010)	Total credit lines:	10	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sonofgoom	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating capital for restaurant
Purpose of loan:
Purpose of this loan is to secure some?operating capital for a restaurant I am in the process of purchasing. I have 17+ years of experience in the industry, eight in management as a chef, general manager, and a corporate culinary directer. I recently worked on a turn around for an established cafe and through menu developement, staff education and training, and empowering key employees to deligate the work load have manage?to see gross increases of 20-25% a week over the previous year. I am looking to do a few equipment upgrades, some local advertisement, and?support payroll for te first few weeks.?

My financial situation:
I will be retaining my current job?through the remainder of the year so I will have that income as well as salary from operating the business as the Chef/GM.?

Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $ 725
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 135
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.01%	Starting borrower rate/APR:	20.01% / 23.79%	Starting monthly payment:	$37.17

Auction yield range:	7.93% - 19.01%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	236%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	3y 5m
Credit score:	680-699 (Jul-2010)	Total credit lines:	39	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,129	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	oscar101	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to?
Payoff Pay Day Loans
My financial situation:
Monthly net income: $ 3850

I am trying to get my credit back on track - I did get myself in trouble with credit cards and the public record should show that I settled the judgement without going to court - I paid the amount off thru an attorney. Please help me get my credit back on track.
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 160.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 356.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.65%	Starting monthly payment:	$80.93

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	33%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	0y 9m
Credit score:	660-679 (Jul-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$43,652	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	103%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cognizant-wampum	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off two payday loans
Purpose of loan:
This loan will be used to pay off two payday loans I was forced to take on to cover expenses my former employer left me with

My financial situation:
I have recently left a company that ended up going bankrupt and leaving me to pay $3,000 in expenses.? I was also not given my last three paychecks.? My debt has accumulated since that company never paid me bonuses that were promised and written into my job offer.? My current company has a stock grant program but my stock won't vest until July 2011.? I am looking for a short term loan to pay off some high interest debt so that I can get ahead of my finances.? In addition to the stock grant that will vest I am eligible for a 20% bonus in March that I will use to pay this off sooner.?

The issue here is short term cash flow between now and my bonus which I get in March.? Notice I have no delinquencies on my credit and have worked very hard to pay all of my creditors despite losing over $50,000 in pay (bonuses and paychecks that I never received).

Please help me through this short term issue that my former employer has put me in.? Thank you!

Monthly net income: $ 7750

Monthly expenses: $ 6100
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 1100
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	16.93% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	25%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	2y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	11	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$417	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	Lovely083	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate my debt. I plan to use this loan to pay off my car, and my furniture, as well as my credit card balances.

My financial situation:
I am a good candidate for this loan because? I am a responsible borrower. I have no delinquent accounts although my credit profile on Prosper says I have 1 account now delinquent. I am not sure as to why it says this. I pulled all 3 credit reports and scores before?applying with Prosper and they were all 660+ with 0 delinquent accounts and no collections. I have always paid my bills. I am a newlywed. Our home, which was purchased last year, is solely in my name. This was done because my husband?s credit was not up to par at the time. His credit has since been repaired. I used a portion of my savings to help pay off his debt so that we will be able to have a better future. Although the home is in my name I pay no part of the mortgage. I am only responsible for the utilities, cable, phone, internet, car insurance and $145 of my $245 car note. We do it this way because I used a portion of my savings before we were married to help pay off a lot of my husbands debt. I was approved recently approved at a local bank for a $7K loan, with $4K to be unsecured and $3k to be secured by our savings. My husband and I did not want to do this because we are now in the process of starting to make home improvements with our savings. I had some delinquencies on a student loan and Macy's card back in 08, but they were not delinquent because of me. My father always paid these bills monthly. When he was laid off he often paid late or not at all. I found out once I started receiving collection calls and upon finding out I immediately started making the payments to get it caught up and eventually paid them off. Those should be the 14 delinquencies in the past 7 years that are in my credit profile.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0 (
??Insurance: $ 95
??Car expenses: $ 145
??Utilities: $ 150
??Phone, cable, internet: $100
??Food, entertainment: $? 50
??Clothing, household expenses $50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$329.32

Auction yield range:	3.93% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 14	Length of status:	12y 1m
Credit score:	740-759 (Jul-2010)	Total credit lines:	28	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$198,970	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	urbane-return962	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Interest Debt
Purpose of loan:
This loan will be used for debt consolidation in order to reduce the amount of interest I'm paying in order?to pay off my?debt sooner. I am serious about paying off debt and would rather pay Prosper lenders instead of the credit card giants.

My financial situation:
I am a good candidate for this loan because I am an employed?Certified Public Accountant (C.P.A.) with a long history of meeting all financial obligations.

Three years ago I was in solid financial condition and thought the?outlook was just as bright. I was promoted?and also got?engaged to be married (to a wonderful woman with?twins). After funding the ring, wedding and honeymoon; my work?let go about 35% of their employees,?stopped?payments?performance bonuses and put the rest on a shortened work schedule?with a pay reduction for those of us that remained. I took up other consulting opportunities?help make up for the loss in income. Since then my employer has ended the reduced work week and restored?some of the?salary reductions.

To compound?the strain,?my wife and I?began some family court proceedings against her?childrens' father. While we budgeted for the related legal costs, the perceived simple matter exploded into over?two years of family court and related legal fees (these?matters?are now resolved and my financial support for the legal community has also ended). I do not wish that experience on anyone.

At the same,?my home equity line of credit was closed (bank went away during the financial melt down)?to the amount that was outstanding at the time. Much of my other unused available credit was closed by the major banks and the interest I was paying on credit card debt was raised to the maximum (mostly now at 29%+) mostly it seems because I was now using a high percentage of my available credit.

With the legal fees no longer being incurred and the restoration of?full-time employment restored (and continued consulting work); it is time to focus on elimination of?debt. I'm in the process of selling?an investment property?(owned for over 15 years and it?has a high percentage of equity) as well as other assets to?pay off?more?debt. I plan on being out of debt in the next three years and hopefully quicker with the help of Prosper Lenders.

Monthly net income: $14,000.?

Monthly expenses: $
??Housing: $4,000.
??Insurance: $25
??Car expenses: $150
??Utilities: $400
??Phone, cable, internet: $200
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $2,500
??Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	52%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	0y 4m
Credit score:	660-679 (Jul-2010)	Total credit lines:	29	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$37,685	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-caring-community	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off family loan
Purpose of loan:
This loan will be used to pay off a loan to a family member.? I borrowed $20,000 from my parents 2 years ago and was making installment loan payments over the last two years.? My parents need to be paid the remaining balance to help with some difficulties they are currently having.

My financial situation:
I am a good candidate for this loan because I have a good job and make a great income.? Although I have only been employed with my current employer for 4 months, I have been in this line of work for 10 years.? Because I am on commission, i listed my income as $72,000 a year.? I have tax return income of over $110,000 a year for the last 7 years.? I have never had a 30 day late on my credit and I have the ablity to make a monthly payment for this loan.? I just dont have $15,000 to write a check to my parents.

Monthly net income: $??
Because my income is commission it can very from $3,000 to $10,000 a month.? I have averaged $8,000 a month with my new job and can provide tax returns showing income going back 7 years of $110,000+
Monthly expenses: $
??Housing: House is paid for by wife's income, not included in my debt since her income is not included in loan application
??Insurance: $ 200
??Car expenses: $ 670
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $?700
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1,500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$352.84

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	3 / 3	Length of status:	0y 11m
Credit score:	660-679 (Jul-2010)	Total credit lines:	5	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,411	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enthralling-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"paying off my credit cards"
Purpose of loan:
This loan will be used to? Pay all my high interest credit cards as they do not seem to go down but maybe a few dollars.??????

My financial situation:
I am a good candidate for this loan because? I'm a hard worker trying to eliminate most of my debt before I get behind and be able to send more money to my 1 year old son.??????I don't have a car?I ride my bicycle to work.?I do things to help my situation.??

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 68
??Food, entertainment: $?0, I eat at my job for free.
??Clothing, household expenses $ 15
??Credit cards and other loans: $ 800
??Other expenses: $ My son gets the rest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 6	Length of status:	2y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	38	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$9,125	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	peso-chosen-one	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $5500

Monthly expenses: $ 4000
??Housing: $450
??Insurance: $370
??Car expenses: $650
??Utilities: $250
??Phone, cable, internet: $150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $19000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.30%	Starting borrower rate/APR:	10.30% / 10.65%	Starting monthly payment:	$486.12

Auction yield range:	2.93% - 9.30%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	6%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	10y 5m
Credit score:	840-859 (Jul-2010)	Total credit lines:	38	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$8,749	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diversification-director4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Ring for her
Purpose of loan:
This loan will be used to buy a nice ring now, and not pay interest of 20%

My financial situation:
I am a good candidate for this loan because good job, stable job, and I have never defaulted on a debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	0y 0m
Credit score:	680-699 (Jul-2010)	Total credit lines:	8	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$2,546	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	lavis88	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Graduation and Relocation
Purpose of loan:
I am happy to have just achieved my Bachelor's Degree in a solid field and have accepted a job offer in a solid industry. I will be using this loan to fund my relocation for my new job and to cushion me before I receive my first paycheck.

My financial situation:
I have always been responsible with credit and established good money management skills my freshman year of college, tracking all my different types of financial accounts with financial software. I have never made a late payment, and intend to continue my flawless credit record.

Monthly net income: $4000

Monthly expenses: $
??Housing: $760
??Insurance: $60
??Car expenses: $165
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $350
??Clothing, household expenses $20
??Credit cards and other loans: $250 (student loans)
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$172.22

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	8y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,957	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	shrewd-loot	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Interest Debt
Purpose of loan:
This loan will be used to? combine? the debt on two credit cards with high interest rates.? I'd rather pay interest for fellow Prosper users than the credit card companies.

My financial situation:
I am a good candidate for this loan because? My bills get paid ontime.? I have no problem paying these credit cards currently, however, I would like to lower the interest which would pay them off than much faster.? I will be paying more than the minimum and plan to have the loan returned ahead of schedule.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 125
??Car expenses: $ 0 (all paid)
??Utilities: $?225
??Phone, cable, internet: $ 0 (work pays cell and internet, no cable)
??Food, entertainment: $ 225
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 1200 (trying to pay down quickly, this is higher than the minimums)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$148.45

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 13	Length of status:	2y 0m
Credit score:	680-699 (Jul-2010)	Total credit lines:	58	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$13,793	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pyxelp	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,550.00	< 31 days late:	0 ( 0% )	600-619 (Apr-2007) 580-599 (Aug-2006) 680-699 (Jun-2006)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
My loan for Debt Consolidation

Looking to consolidate a couple smaller credit card bills into a single loan and make one payment. Also finalizing last payment for orthodontics treatment.

Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2005	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	1y 10m
Credit score:	740-759 (Jul-2010)	Total credit lines:	2	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-contract-daydream	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal car loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1400+

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100?
??Car expenses: $ 100?
??Utilities: $ 0
??Phone, cable, internet: $?30?
??Food, entertainment: $ 0
??Clothing, household expenses $?50?
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	9y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	37	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$11,744	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	efm007	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling my kitchen!
Purpose of loan:
This loan will be used to?
replace my kitchen cabinets and replace the linoleum in my kitchen with some nice tile.
My financial situation:
I am a good candidate for this loan because?
I have excellent employment history, I have been at my job for 10 years. I take my financial obligations seriously and want to keep my credit in good shape now that I own a 2 flat building. I receive rental income of 1100.00 for my 1st fl unit and am able to verify it. I am also expecting to my taxes to be reassessed, leading to a lower mortgage payment in the next month or two
Monthly net income: $
2300 employment 1100 rental 3400
Monthly expenses: $
??Housing: $ 1622.
??Insurance: $ 120
??Car expenses: $ 0.00
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1985	Debt/Income ratio:	4%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	19y 11m
Credit score:	640-659 (Jul-2010)	Total credit lines:	27	Occupation:	Tradesman - Mechani...
Now delinquent:	2	Revolving credit balance:	$1,758	Stated income:	$25,000-$49,999
Amount delinquent:	$166	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	vivacious-coin8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Tax
Purpose of loan: Need loan?to pay a mortgage payment or else risk foreclosure.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.93% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	31%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	1y 11m
Credit score:	680-699 (Jul-2010)	Total credit lines:	45	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$14,874	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-commitment-authority	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Covering Unexpected Moving Expenses
Purpose of loan:
This loan will be used to cover the expenses for an unexpected move.? In order to improve my overall and future financial situation, I have decided to move closer to work which will eliminate the need to maintain a vehicle and drastically reduce my commuting costs.?

My financial situation:
I am a good candidate for this loan because I am responsible with respect to my financial obligations.? I pay my bills on time.? In addition, I have a plan for paying this loan off quickly.? As a returning teacher, I will be eligible for a retention bonus, all of which I will use to pay down my loan.? Further, before my student loans come out of deferment, I will devote extra income to paying on this loan so that it is nearly or completely paid off before my student loans are due.?

Monthly net income: $3332

Monthly expenses: $ 3200
??Housing: $ 800
??Insurance: $ 50
??Car expenses: $250
??Utilities: $ 250
??Phone, cable, internet: $0
??Food, entertainment: $?250
??Clothing, household expenses $100
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	28%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	25y 4m
Credit score:	660-679 (Jul-2010)	Total credit lines:	20	Occupation:	Skilled Labor
Now delinquent:	4	Revolving credit balance:	$966	Stated income:	$25,000-$49,999
Amount delinquent:	$541	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commerce-synapse	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up the house
Purpose of loan:
This loan will be used to?
Legal fees and house fees
My financial situation:
I am a good candidate for this loan because?
I pay all my bills ontime????
Monthly net income: $
2000
Monthly expenses: $
??Housing: $ 570
??Insurance: $ 50
??Car expenses: $
??Utilities: $ 120
??Phone, cable, internet: $ 60
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $?200
??Other expenses: $ 89
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1985	Debt/Income ratio:	33%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	30 / 27	Length of status:	26y 8m
Credit score:	660-679 (Jul-2010)	Total credit lines:	64	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$79,504	Stated income:	$100,000+
Amount delinquent:	$29	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	benefit-tamer5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MOVING
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$161.70

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2005	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	1y 3m
Credit score:	660-679 (Jul-2010)	Total credit lines:	6	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$4,486	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ultimate-income3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$180.59

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	18.93%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	0y 1m
Credit score:	680-699 (Jul-2010)	Total credit lines:	23	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$6,983
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ecstatic-capital	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Breast Augmentation
Purpose of loan:
This loan will be used to receive a breast augmentation. My goal is to look similar to the picture I have posted.

My financial situation:
I am a good candidate for this loan because I have the ability to pay the loan off within a year. I am graduating from law school and have a job ready. I would like to receive my breast augmentation before beginning my new job so that I will not have to take time off of work or make a drastic change in my appearance at my new job.

Monthly net income: $?
?Currently, my husband and I make $2700.00 a month.
Monthly expenses: $
??Housing: $?500.00 a month
??Insurance: $ 250.00 a month
??Car expenses: $? 200.00 a?month
??Utilities: $?75.00 a month
??Phone, cable, internet: $ 100.00 a month
??Food, entertainment: $?300.00 a month
??Clothing, household expenses $ 50.00 a month
??Credit cards and other loans: $ 100.00 a month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$103.38

Auction yield range:	7.93% - 24.00%	Estimated loss impact:	9.07%
Lender servicing fee:	1.00%	Estimated return:	14.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	30%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	5y 6m
Credit score:	760-779 (Jun-2010)	Total credit lines:	29	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$2,009	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	favorite-peso4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Debt
Purpose of loan:
This loan will be used to payoff debt

My financial situation:
I am a good candidate for this loan because? I am an honest and trustworthy person.? I do pay my debts on time

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 2009
??Insurance: $ 132
??Car expenses: $ 400
??Utilities: $ 170
??Phone, cable, internet: $ 248
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 25
??Other expenses: $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	13.93% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	18 / 15	Length of status:	9y 9m
Credit score:	600-619 (Jul-2010)	Total credit lines:	45	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$25,110	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jr1972	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	560-579 (Apr-2008) 560-579 (Jan-2008) 560-579 (Nov-2007) 560-579 (Oct-2007)
Principal balance:	$1,164.58	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to payoff credit cards?

My financial situation:
I am a good candidate for this loan because I pay loans on time and I have a consistent job

Monthly net income: $ 7500.00

Monthly expenses: $
??Housing: $ 2900
??Insurance: $ 150
??Car expenses: $?750?
??Utilities: $ 200
??Phone, cable, internet: $ 175?
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 37.02%	Starting monthly payment:	$67.26

Auction yield range:	13.93% - 33.30%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2007	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	2y 0m
Credit score:	640-659 (Jul-2010)	Total credit lines:	4	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	truth-harbor	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off payday loans
Purpose of loan:
This loan will be used to? pay off payday loans that have crazily high intrest rate

My financial situation:
I am a good candidate for this loan because?i will make payments on time, i'm paying?over $200 a paycheck right now to payday loans so i can easily afford under $100 a month?

Monthly net income: $ 1384

Monthly expenses: $
??Housing: $ 495
??Insurance: $ 0
??Car expenses: $20 a week in gas?
??Utilities: $ 40
??Phone, cable, internet: $ 10
??Food, entertainment: $ 60
??Clothing, household expenses $ 15
??Credit cards and other loans: $540?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$102.31

Auction yield range:	5.93% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	6%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	2y 11m
Credit score:	740-759 (Jul-2010)	Total credit lines:	6	Occupation:	Food Service
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	creative-bazaar5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
would like to buy a new car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$153.90

Auction yield range:	7.93% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 3	Length of status:	1y 6m
Credit score:	720-739 (Jul-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,772	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pocharle	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation Loan
Purpose of loan:
This loan will be used to pay?off my high-interest credit cards. This will allow me to get back to a low debt profile and fund my Independent Contractor business initiatives with cash on hand available and without the need for credit cards.

My financial situation:
I am a good candidate for this loan because I can afford to pay the monthly payments on time (as I always do for all loans). I am a disciplined individual and dedicated to getting out of credit card debt within the next six months. I still live at home so I do not have any other major debt obligations as I have already completed paying off all of my student loans. I have arranged to have up to 30% of my monthly income put towards paying off this loan. You can see this is accounted for in the monthly expenses detailed below. The current recurring credit card expense?will be shifted to this loan repayment.

Monthly net income: $
2000

Monthly expenses: $
??Housing: $ 0 (I live at home with my parents)
??Insurance: $?547?
??Car expenses: $ 150
??Utilities: $?0
??Phone, cable, internet: $?55
??Food, entertainment: $ 100
??Clothing, household expenses $ 30
??Credit cards and other loans: $?500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	38%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 9	Length of status:	5y 9m
Credit score:	660-679 (Jul-2010)	Total credit lines:	30	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$22,513	Stated income:	$50,000-$74,999
Amount delinquent:	$1,217	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	magical-ore1	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt
Purpose of loan:
This loan will be used to consolidate my debt. I have a lot of small loans that I am needing to get down to one payment. I have one loan that is delinquent which has caused my credit score to drop. Don't let this scare you away. You will get full payment of this loan back too you.This will allow my family and myself to be financially more stable and get our finances under control.? We ave alling behindin some of our bills and we need help as soon as we can get t.
My financial situation:
I am a good candidate for this loan because I am not someone who? is trying to?just get rid of my debt. I know this was my mistake and I want to pay it back.?My wife and I go?to work everyday trying to create a better life for our daughter.?This loan will be paid every month on time with out any questions asked.?

Monthly net income: $ 3600 before commision

Monthly expenses: $
??Housing: $ 889.99????
??Insurance: $ 63.00
??Car expenses: $ 50.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 500.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	19%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 16	Length of status:	0y 10m
Credit score:	720-739 (Jul-2010)	Total credit lines:	37	Occupation:	Attorney
Now delinquent:	1	Revolving credit balance:	$5,331	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	42
Screen name:	tenacious-gold0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Something BORROWED, Something Blue
Purpose of loan:
My wedding!?

My financial situation:
In the past year, I passed the bar exam, started a new job, bought a house, and now I'm getting married.?? After diligently squirreling money away into my wedding fund?for a year, I took $8,000 and used it for the down payment on a house.?Why did I do that? Because I got a 4.75 interest rate on the home loan; I'm getting the $8k first time homebuyer's credit; and?I got a great deal and walked into?equity.???Plus, I was supposed to close on?the house in?May, leaving plenty of time to amend my tax return and get the homebuyer?credit before the wedding.???Unfortunately, the recent flood delayed everything 2 months and now I?have no hope of getting my refund check in time for the wedding.? My?poor college student days?killed my credit, but I've been on a mission since then to get on my own two feet.? Here I am, I just need one?more push over this last hump.?

Monthly net income: $ 7,000

Monthly expenses: $
??Housing: $2100?I pay the mortgage,?he pays all the other bills.??
??Insurance:?$18 life ins.
??Car expenses:?0 ??Utilities:?0
??Phone, cable, internet:?0
??Food, entertainment: $500
??Clothing, household expenses $500
??Credit cards and other loans: $1600 in student loans
??Other expenses: $40 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 38.36%	Starting monthly payment:	$44.80

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	2%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	1 / 1	Length of status:	3y 3m
Credit score:	640-659 (Jul-2010)	Total credit lines:	24	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	note-encourager	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of medical bills
Purpose of loan:
This loan will be used to pay off medical bills

My financial situation:
I am a good candidate for this loan because? I do not have a high amount of debt.? None of my expenses are due to credit card debt.

Monthly net income: $ 2200.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.33%	Starting borrower rate/APR:	27.33% / 29.67%	Starting monthly payment:	$205.01

Auction yield range:	10.93% - 26.33%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	44%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	0y 9m
Credit score:	660-679 (Jul-2010)	Total credit lines:	32	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$24,178	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	friendship5	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and Honeymoon
Purpose of loan:
This loan is to?cover the balance of my upcoming wedding expenses.? Most is already paid for.? (Note the credit cards have been run up.)? I expected a little more from the mother-in-law, but her circumstances changed and I have contracts already.? I just don't want to pay massive penalties withdrawing from an IRA and it's a little big of a chunk all at once.

My financial situation:
I am a good candidate for this loan because I have been an attorney for several years and my income steadily increases.? I am an associate at a very well known and very stable firm.? I have no problem paying my bills and with my fiancee's income as well, our cash flow is VERY positive.? That's even after tithing to our church and putting away a regular amount for retirement.? I will certainly pay this loan back early.

Other:
I found Prosper.com through Lending Tree and the e-mail I recieved from them said that I?was "pre-approved"?for a $5000 loan at this rate (12.41%) through Prosper.? I've re-listed with Prosper's recommended loan rate to make this a more attractive offer for investors.? Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$66.80

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 2	Length of status:	2y 0m
Credit score:	680-699 (Jul-2010)	Total credit lines:	33	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	23
Screen name:	lively-p2ploan	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family car needs repairs
Purpose of loan:
This loan will be used to fix replace the ball joints on my car.? It is my primary means of transportaion. The total cost of parts is $875.24, that does not include the labor.? My car is only 6 years old.

My financial situation:
I am a good candidate for this loan because I want some help.? I do not usually ask for assistance, but i have been backed into a corner.

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $1100?
??Insurance: $ 450.00
??Car expenses: $ 675.00
??Utilities: $ 385.00
??Phone, cable, internet: $300.00
??Food, entertainment: $? 100.00
??Clothing, household expenses $ 400.00?
??Credit cards and other loans: $ 200.00
??Other expenses: (child care) $ 650

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$541.76

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	18.93%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2005	Debt/Income ratio:	29%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	5y 11m
Credit score:	740-759 (Jul-2010)	Total credit lines:	6	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	peace-pizza6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in a new floor
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$223.25

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	12y 9m
Credit score:	740-759 (Jul-2010)	Total credit lines:	32	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$51,478	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kangaroo82	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation @lower rate
Purpose of loan:
This loan will be used to? pay off my high credit card bils

My financial situation:
I am a good candidate for this loan because? I'm a honest individual who pays their bill on time and not late, my credit history reflects this.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 1563.39
??Insurance: $ none
??Car expenses: $?none
??Utilities: $ 205.
??Phone, cable, internet: $ 80.
??Food, entertainment: $ 100.
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 650
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,575.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$659.32

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 10	Length of status:	11y 3m
Credit score:	700-719 (Jul-2010)	Total credit lines:	30	Occupation:	Executive
Now delinquent:	2	Revolving credit balance:	$5,547	Stated income:	$100,000+
Amount delinquent:	$8,169	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	malbee9989	Borrower's state:	California	Borrower's group:	Bay Area Techies
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consildation, Simplification
Purpose of loan:
This loan will be used to to consolidate all my debt from credit cards. The credit card interest rates have recently risen out of control (upwards of 29% on some of them), and I want to be able to make one single payment a month. The main reason for wanting the prosper loan is to simplify the payments, and get rid of the debt. This is important for my family because it's time for a larger house - but first we need to clear our debt!

Please note the delinquencies on my credit report are loan modifications on our home; the are not the result of missed payments.

I am a good candidate for this loan because I have NEVER been late on a payment with anyone. I have been employed for 11 years now with a stable company.

Please let me know if you have any questions, and thank you for supporting this loan! My family and I appreciate it!
?

My financial situation:
I am a good candidate for this loan because? I am paying off the credit debt, but with a couple being at a very high range, the interest is KILLING me! So I am looking to get a better interest rate, and simplify the paying every month.

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $125
??Food, entertainment: $ 1200
??Clothing, household expenses $125
??Credit cards and other loans: $ 1000
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	19 / 17	Length of status:	0y 0m
Credit score:	680-699 (Jul-2010)	Total credit lines:	32	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$18,468
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	influential-dough	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
IVF
Purpose of loan:
This loan will be used to pay for our first cycle of IVF

My financial situation:
I am a good candidate for this loan because I am a responsible person, I pay my bills on time and I have good credit.

Monthly net income: $ 60,000 (my husband)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$80.85

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	1y 2m
Credit score:	700-719 (Jul-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$352	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pure-dedication3	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repairs
Purpose of loan:
This loan will be used to? Get unexpected car repairs done and finish paying a personal debt.

My financial situation:
I am a good candidate for this loan because? I pay my debts on time and I'd like to keep it that way.

Monthly net income: $ 1800.

Monthly expenses: $1500+
? Housing: $ 750
? Insurance: $ 120
? Car expenses: $ 100
? Utilities: $ 50
? Phone, cable, internet: $ 60
? Food, entertainment: $ 300
? Clothing, household expenses $
? Credit cards and other loans: $ 80
? Other expenses: $100

Thank you for you consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.65%	Starting monthly payment:	$101.17

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	41%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	10y 11m
Credit score:	640-659 (Jul-2010)	Total credit lines:	31	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$13,246	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	durable-peace8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate some accounts.?

My financial situation:
I am a good candidate for this loan because I've been employed for the past 11 years at the same job.? My bills are paid on time.? Additionally, my husband is self employed and my income is more of a supplement to his.

Monthly net income: $
$2400 plus the income from my husband (roughly $4000)

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $200
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467865
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 3m
Credit score:	620-639 (Jul-2010)	Total credit lines:	11	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$295	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	nshabani6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,200.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2010) 640-659 (May-2008)
Principal balance:	$0.92	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some recent purchases and credit cards .

My financial situation:
I am a good candidate for this loan because? I have not had a delinquincy in over 5 years. This will be my 3rd prosper loan , 100% on time on the previous 2.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	12%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	7y 0m
Credit score:	680-699 (Jul-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	44
Screen name:	scholarly-point7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to?Repair old knob and tube wiring, Repair House Structure

My financial situation:
I am a good candidate for this loan because?I have no credit cards and believe in a loan for personal needs. I payed my rent on time and am current on my mortgage.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $230 Student Loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$332.14

Auction yield range:	10.93% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	3y 4m
Credit score:	720-739 (Jul-2010)	Total credit lines:	14	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$7,318	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wealth-multiplier1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2009) 760-779 (Sep-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate and pay off my credit cards.? I have several cards and a balance of approximately $9,500.? I would like to use this loan to pay those cards off, because my interest rate and payment will be lower by paying the prosper loan.

My financial situation:
I am a good candidate for this loan because I have always paid my debts.? I have never had a deliquent payment, have never filed for bankruptcy, and I have a good steady income as a firefighter.? I am very thrifty with my money, take seriously my financial responsibility to pay my debts, and follow a strict budget.

Monthly net income: $ 4,200

Monthly expenses: $ 3,400
??Housing: $ 1652
??Insurance: $ 123
??Car expenses: $?250
??Utilities: $?250
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500 (to be paid off with this loan)

Thank you for your consideration of funding my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	13 / 12	Length of status:	7y 6m
Credit score:	700-719 (Jul-2010)	Total credit lines:	19	Occupation:	Construction
Now delinquent:	1	Revolving credit balance:	$3,714	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	7%
Public records last 12m / 10y:	1/ 4	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	jeff1822	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
It has been a busy spring and summer so far and business is good. We have more money owed to us then we owe. Sounds like a great position to be in but it creates a problem. We are collecting this money but it is trickling in and we continue to work and need working capital to keep us moving forward. I need to replace a skid steer, repair some older equipment and the longer I wait for the money the less tools I have to make money with. If I borrow the money I can fix the equipment,?purchase a newer skid steer and make more money.

My financial situation:
We make good money just waiting for it to come in....I can pay the bills just need a little extra to advance the business.
Monthly net income: $ 5500 (personal draw from the business)

Monthly expenses: $?2475
??Housing: $?775
??Insurance: $ 300
??Car expenses:?Paid Off
??Utilities: $ 250.00
??Phone, cable, internet: $ 150.00?
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00?
??Credit cards and other loans: $ 400.00
??Other expenses: $ 100.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	43%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	3y 11m
Credit score:	680-699 (Jul-2010)	Total credit lines:	9	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$3,962	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	christmastarz	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2008)
Principal balance:	$1,680.49	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Business Expansion
Purpose of loan:
This loan will be used to expand my family business.

My financial situation:
I am a good candidate for this loan because I have paid my current loan on time 100%.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,841.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.48%	Starting borrower rate/APR:	21.48% / 23.74%	Starting monthly payment:	$828.25

Auction yield range:	7.93% - 20.48%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	37%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 17	Length of status:	6y 10m
Credit score:	820-839 (Jul-2010)	Total credit lines:	58	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,435	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tiraflecha	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	820-839 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	780-799 (Mar-2008)
Principal balance:	$3,155.49	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?pay off two high interest credit cards. I don't want to continue to pay?interest to banks that?played a?large role in our financial meltdown. I would rather pay interest to hard working people who are in the business of helping people while growing their financial portafolios.

My financial situation:
I am a good candidate for this loan because? despite my lack of judgment in my youth, I have always paid my debtors. I have never defaulted or walked away from my financial responsibilities. I want to pay this loan back?quickly but currently it will take me a long time with the current interest rates?I have. I have tried to renogotiate my APR with the credit card companies to no avail. I want to get out of debt so I can put more money into my retirement and not be a burden to my sons or the US tax payers. Thank you in advance for allowing me?this opportunity to state my case. Respectfully, Tiraflecha
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 452430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 14.06%	Starting monthly payment:	$149.31

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 11	Length of status:	18y 2m
Credit score:	740-759 (Jul-2010)	Total credit lines:	12	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$893	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	point-ally	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping mom with Medical expenses
Purpose of loan:
This loan will be used to help my mom with some of her outstanding medical expenses.?

My financial situation:
I am a good candidate for this loan because my job is stable and I've worked for the same company for over 18 years.? I've recently received a promotion as well as a raise.??I have money in savings but do not want to use that money in case something unforeseen comes up.? I try to avoid using credit cards as much as possible but the occasional emergency has come up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$185.56

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1980	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	2y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$9,024	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	GoldenValley	Borrower's state:	Georgia	Borrower's group:	CREDIT BUILDER
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	66 ( 100% )	660-679 (Latest)
Principal borrowed:	$20,000.00	< 31 days late:	0 ( 0% )	620-639 (Nov-2007) 660-679 (Feb-2007)
Principal balance:	$1,679.27	31+ days late:	0 ( 0% )
Total payments billed:	66
Description
New Roof for the House
Purpose of loan:
This loan will be used to place a new roof for the house.?

My financial situation:
I am a good candidate for this loan because in the past I have used loans to help consolidate my debt.? I always make timely payments and when I have extra cash I put it towards my loans instead of spending it. I have already paid off one prosper loan.

I wish to make further improvements to my property mainly the roof. I have a loan for our property with Chase.and I own 10.5 acres.

Monthly net income: $ 5283.00

Monthly expenses: $?3546.00

Expenses: Mortgage $1551.00 Gas $ 100.00 Elec. $ 100.00 Propane $ 250.00 Repair $ 100.00 Car expenditure tires, oil change etc. (No car payments) Cable $ 55.00 Insurance $ 300.00 Life and Car Insurance $ 490.00 Health Grocery $ 300.00 Misc $ 100.00 401K $ 200.00 Total: $3546.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	29%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	2y 1m
Credit score:	700-719 (Jul-2010)	Total credit lines:	15	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$5,255	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	forthright-rupee	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to buy a house. The price of the house is $12,000. The house is old and in serious need of repairs (new roof, new walls, electrical work, etc.). I plan to live in the house once it has been repaired. Feel free to contact me with any questions and I will respond as quickly as I can.

My financial situation:
I am a good candidate for this loan because my?income far exceeds my bills. I work two jobs and I bring home between $650 and $800 weekly between them. My only bills are my car note (230 monthly), my mortgage (485 monthly), and my cell phone (75 monthly). I own a house. It is currently rented for $580. My car will be paid off by this time next year.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $
??Insurance: $ 192
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1980	Debt/Income ratio:	27%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	2y 4m
Credit score:	700-719 (Jul-2010)	Total credit lines:	32	Occupation:	Accountant/CPA
Now delinquent:	3	Revolving credit balance:	$5,043	Stated income:	$75,000-$99,999
Amount delinquent:	$5,103	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	a-commanding-affluence	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Loan
Hello...

I am simply looking for a way to pay down some existing debt. I am employed full time with a great salary and have a great credit history other than a couple of blemishes in the last two years after my husband passed away. Thanks for your time and help !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.43%	Starting borrower rate/APR:	8.43% / 8.77%	Starting monthly payment:	$157.68

Auction yield range:	2.93% - 7.43%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1955	Debt/Income ratio:	57%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 10	Length of status:	0y 8m
Credit score:	800-819 (Jul-2010)	Total credit lines:	44	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$459	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	truth-refresher8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used for home improvement. I would like to have some extra cash to do these improvement

My financial situation is manageable and I can afford to make a monthly payment for loan
I am a good candidate for this loan because I have good credit and steady employment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	7.93%	Starting borrower rate/APR:	8.93% / 11.02%	Starting monthly payment:	$476.51

Auction yield range:	7.93% - 7.93%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	-0.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	5y 6m
Credit score:	700-719 (Jul-2010)	Total credit lines:	7	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$21,464	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	money-kingdom	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Loan
Purpose of loan:
This loan will be used to buy my new car.

My financial situation is very stable and I have good income:
I am a good candidate for this loan because I have good credit, I never paid anything late or am deliquient, I have steady job and qualify for any loan.

Monthly net income: $7000

Monthly expenses: $3000
??Housing: $700
??Insurance: $100
??Car expenses: $100
??Utilities: $300
??Phone, cable, internet: $200
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $190
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$75.35

Auction yield range:	16.93% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	10y 0m
Credit score:	660-679 (Jul-2010)	Total credit lines:	32	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$1,721	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	57
Screen name:	dollar-sonnet	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off cash advance loans
Purpose of loan:
This loan will be used to? Pay off cash advance loans that have high interest so that I can catch up and pay my property taxes. I also need a fence for my dog so he can go outside and be safe.
My financial situation:
I am a good candidate for this loan because? I work full time, often overtime and have good, steady income, have not been late on bills for the past several years. I put myself through nursing school after a divorce and had a hard time for a few years, that is why I have delinquincies from several years ago, but recently have been doing much better, I just need a little help now, please, please help.

Monthly net income: $ 3,700

Monthly expenses: $ 3,069
??Housing: $ 659 land contract/ 150 prop taxes
??Insurance: $ auto 175/ home 62
??Car expenses: $??car note 459/ truck note 304
? Utilities: $ elec 90/ natural gas 50
??Phone, cable, internet: $ 170
? Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	6%
Basic (1-10):	5	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	3y 7m
Credit score:	720-739 (Jul-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,703	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	graceful-kindness9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bill
Purpose of loan:
This loan will be used to?
Help me help some one in great need of medical assistance.
My financial situation:
I am a good candidate for this loan because?
I will repay it as soon as possible. I do not like debts, I just need this as a boost
Monthly net income: $
4000
Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 500
??Car expenses: $ 100
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.33%	Starting borrower rate/APR:	27.33% / 29.67%	Starting monthly payment:	$328.02

Auction yield range:	10.93% - 26.33%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	6y 3m
Credit score:	700-719 (Jul-2010)	Total credit lines:	40	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$5,776	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	a-orbital-money	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my student loan
Purpose of loan:
This loan will be used to pay off my student loan and credit card

My financial situation:
I am a good candidate for this loan because I have been working full time for six years with the Department of Corrections. I am not late on my payments and I have been rebuilding my credit.

Monthly net income: $3100

Monthly expenses: $ 2100
??Housing: $ 300
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	15%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 3	Length of status:	7y 10m
Credit score:	720-739 (Jul-2010)	Total credit lines:	23	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$4,259	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	orange-currency-uprising	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
IVF
Purpose of loan:
This loan will be used to help me pay for IVF.

My financial situation:
I am a good candidate for this loan because I have good credit with good debt/balance ratios.

Monthly net income: $ 60,000

Monthly expenses: $
??Housing: $ 1188.00
??Insurance: $ 120.00
??Car expenses: $ 0
??Utilities: $ 88.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$119.60

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1987	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	21y 3m
Credit score:	700-719 (Jul-2010)	Total credit lines:	45	Occupation:	Flight Attendant
Now delinquent:	0	Revolving credit balance:	$17,140	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	engaging-wampum5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
appreciative borrower
Purpose of loan:
This loan will be used to? This will be used for assisting my 19 year old with down payment on a car. I will use the rest to pay off small credit card.

My financial situation:
I am a good candidate for this loan because?I have a stable work history over 22years, good credit and good work ethic.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.25%	Starting borrower rate/APR:	7.25% / 7.59%	Starting monthly payment:	$309.92

Auction yield range:	2.93% - 6.25%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 6m
Credit score:	820-839 (Jul-2010)	Total credit lines:	40	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$247	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-jalapeno	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to payoff credit card debt that has expanded beyond my personal comfort zone.

My financial situation:
I am a good candidate for this loan because I have solid credit, have always paid my loans on time and until they are paid off, and I have a good career with a strong history of success and a bright future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467546
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$265.71

Auction yield range:	10.93% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 3m
Credit score:	740-759 (Jul-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,321	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	restless-payment2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment in 2 rental properties.
Purpose of loan:
This loan will be used to enable me to make an offer on an additional rental property in my area. They are both properties that are solid but need a little TLC, which I can do due to the fact I work part time and have the spare time to invest sweat equity into their upkeep and management. Both properties are fully rented and generate positive income.

My financial situation:
I am a good candidate for this loan because I have a history of loan completion, am good at working with people (to keep happy tenants) and firm with rules and policies (to keep tenants paying). I will have about $12000 of my own cash also invested into the properties for the down payments and therefore have a vested interest in doing what is needed to make the properties generate income and to complete the loan.

Monthly net income: $ I am netting about $15000 working part time, by choice, so that my wife and I can keep our daughter at home and in day care as little as possible. My wife works full time as a social work manager.

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.93% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	12y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	25	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,607	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	34
Screen name:	kindness-control6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a balloon payment
Purpose of loan:
This loan will be used to pay off a balloon payment that has suddenly become due.

My financial situation:
I am a good candidate for this loan because we have paid down over $25,000 in debt in the last year and have no delinquencies currently or in the last year.? Unfortunately, because of previous medical bills, our previous delinquencies have harmed our credit score and we can't get a bank to help us with this balloon payment.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	39%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 6	Length of status:	0y 7m
Credit score:	640-659 (Jul-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,901	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	famous-peso6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
One payment to pay credit card debt
Purpose of loan:
I would like to use this loan to pay off credit card debt.? Having one payment would be easier to pay then having multiple payments.?

My financial situation:
I have a full time job, and I have always paid my bills on time.? I have credit cards, and loan payments that I always pay on time.? I currently share living expenses with family which allows me to save more money. My husband and I took out credit cards to help open up my husbands business, but he had to close it down.? We liquidated a lot of his assets but we were still left with credit card and loan payments.? We keep up with our payment right now, but it would be easier to have one monthly payment.

Monthly net income: $
2,100
Monthly expenses: $
??Housing: $ 300
??Insurance: $ 150
??Car expenses:
??Utilities: $ 100
??Phone, cable, internet: $ 40
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Credit score:	640-659 (Jul-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,305	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	subtle-fairness3	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off some of my credit cards.

My financial situation:
I am a good candidate for this loan because I have a stable part time job and am currently looking for a full time job. I am always on time with all of my payments.

Monthly net income: $ 1900

Monthly expenses: $ 1600
??Housing: $ 276
??Insurance: $ 98
??Car expenses: $ 300
??Food, entertainment: $60
??Credit cards and other loans: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$80.85

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 2	Length of status:	2y 11m
Credit score:	720-739 (Jul-2010)	Total credit lines:	13	Occupation:	Student - College S...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	commitment-ambrosia	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term Student Loan
Purpose of loan:
This loan will be used to?
Help me subsidize tuition, rent, and bills until my Financial Aid check and MGIB stipend payments return in September 2010.
My financial situation:I receive income via the MGIB. I have a month break until the FALL 2010 semester starts. I am going into my Senior year. Due to the fact that I receive stipends, they are not considered "taxable income" therefore private lenders do not accept them as "eligible" income sources. That's why I am here; it is not due to any inability to pay. The one delinquency on my account is due to an automatic payment that was attached to my credit card, which unbeknownst to me had expired. Once it was brought to my attention I immediately corrected the situation. Unfortunately, it hit my credit report before the situation was rectified. So now I'm stuck with it, but that's how these things go.
I am a good candidate for this loan because?I am responsible and credit worthy. Please take into effect my credit score and Prosper Rating and bid responsibly.

Monthly net income: $ 2500

Monthly expenses: $ 1985
??Housing: $875
??Insurance: $140
??Car expenses: $200
??Utilities: $30
??Phone, cable, internet: $140
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	7y 2m
Credit score:	700-719 (Jul-2010)	Total credit lines:	38	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$55,273	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	BAnders	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to?
My company has struck a niche in the commercial cleaning business. ?We are the leading authority in medical/dental facility cleaning.? This is far different than cleaning a regular office. We decontaminate and sterilize facilities. ?In obtaining new business it costs my company about $3,500 in new equipment and hiring and training of staff.? These costs come long before we receive our first payment from the clients.? We have several new proposals we are waiting to hear from and some that have accepted.? The funds will act as a bridge between equipment and employee costs and receipt of payments from clients.
My financial situation:
I am a good candidate for this loan because?
I never miss a beat with my bills.? My wife went out of work due to complications of MS 10 years ago and much of our revolving debt has been due to MS treatment.? I have stepped up and met every challenge and will continue to do so.? My company grew 28% last year and we are tracking for additional growth this year.

Monthly net income: $ 5,667

Monthly expenses: $
Housing: $ 2,200
??Insurance: $ 120.00
??Car expenses: $ 234.00
??Utilities: $?115.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 368.00
??Clothing, household expenses $ 120.00
??Credit cards and other loans: $ 784.00
??Other expenses: $ 50.00

My financial situation:
I am a good candidate for this loan because?
I never miss a beat with my bills.? My wife went out of work due to complications of MS 10 years ago and much of our revolving debt has been due to MS treatment.? I have stepped up and met every challenge and will continue to do so.? My company grew 28% last year and we are tracking for additional growth this year.

Monthly net income: $ 5,667

Monthly expenses: $
Housing: $ 2,200
??Insurance: $ 120.00
??Car expenses: $ 234.00
??Utilities: $?115.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 368.00
??Clothing, household expenses $ 120.00
??Credit cards and other loans: $ 784.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1982	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	25y 10m
Credit score:	620-639 (Jul-2010)	Total credit lines:	21	Occupation:	Teacher
Now delinquent:	4	Revolving credit balance:	$8,342	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 4	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	teach24	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	600-619 (May-2008) 600-619 (Apr-2008)
Principal balance:	$1,683.14	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
2nd Prspr loan - 25 yrs w/ employer
Hello everyone.

The purpose of this loan will be to put in a driveway and add a deck to the home I just built. This is my second Prosper loan.

ABOUT MY HR RATING:

I am a bit surprised by this. My FICO score has increased since my last Prosper loan...and my bank card utilization is less. There was a 2 week period between the closing on my previous home and the closing on the one I just built. I assume that lapse has made Prosper consider me as a non-homeowner. The inquiries on the report are from working with mortgage companies and obtaining a home owner's insurance policy. Any DQs are inaccurate and from a failed business venture in 2003. You will see the amount owed is $0. I just obtained a conforming mortgage...so I assume my credit is fair.

I am a teacher and have been with my current employer for over 25 years. I am #1 for seniority in my department.

My last 25 Prosper loan payments have been 100% on time. The new loan will be automatically deducted from my checking account also.

Thank you so much for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	10.93% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	160%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	1y 11m
Credit score:	640-659 (Jul-2010)	Total credit lines:	58	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$13,577	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	kind-platinum-influencer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off car loan
Purpose of loan:
This loan will be used to?
Pay off car loan that has an 18% interest rate.
My financial situation:
I am a good candidate for this loan because?
beacause I know how important it is to keep a good credit score. This will be a short term loan that will be paid off in less then a year.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 375
??Insurance: $ 75
??Car expenses: $?200
??Utilities: $ 125
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$377.15

Auction yield range:	13.93% - 28.00%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	21y 2m
Credit score:	660-679 (Jul-2010)	Total credit lines:	39	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$28,438	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loot-gusto6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in new windows and painting
Purpose of loan:
This loan will be used to? I am wanting to do upgrades on my house, by putting in some new energy efficient windows and painting.

My financial situation:
I am a good candidate for this loan because? I have a guaranteed job and profession. I know my credit is high but have paid off some of the credit cards and working on remainder. I had car repairs unexpected, then had to purchase new car, and used the cards to help with this, also had to purchase new applicances.????

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 881.00
??Insurance: $ 154.60
??Car expenses: $ 617.84????
??Utilities: $ 400.00 higher now due to summer
??Phone, cable, internet: $ 300.00
??Food, entertainment: $ 200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 13	Length of status:	2y 4m
Credit score:	740-759 (Jul-2010)	Total credit lines:	33	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$1,980	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-basis-mulberry	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish off the Basement
Purpose of loan:? I will be using the funds from this loan to finish off the basement in the new house I just recently purchased.? The home is a beautiful brand new townhome and the only thing that it is lacking is a finished basement.? There will be many benefits to finishing the basement off which include: more living space, additional finished storage area, and increased value to the home.

My financial situation:? I am a good candidate for this loan because I have always paid my bills on time or early for that fact...which my credit reflects.? I have worked really hard all my life to to get what I want and at the same time making sure that I can afford everything I want.? I realize that my credit controls pretty much everything in my life.? I like the fact that I can get a short loan term of 3 years using your website.? A good friend of mine had heard great things about this site and suggested that I give it a try...so here I am.? I am hoping for a great experience so I will have an?avenue to take again for future projects.

Financials:? I make approximately $6,000 a month as a nuclear technician and my aggregate bills total less than $1,800 a month including my new mortgage.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	7.93% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	2y 0m
Credit score:	760-779 (Jul-2010)	Total credit lines:	28	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$26,428	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	immaculate-funds5	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off from starting law firm
Purpose of loan:
Pay off credit card debt from starting?my own law firm.?

My financial situation:
I am a good candidate for this loan because I have a law firm that has been established for 2 years and is doing very well.? I just need to catch up from the initial investment.? The case load is great and there are multiple contingency personal injury cases expected to settle this year.? I always pay my bills on time and have good credit.?

Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $ Husband pays
??Insurance: $?300
??Car expenses: $ 700?
??Utilities: $ Husband pays
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 250
??Credit cards and other loans: $ paying 2000/month now (1000/month on personal credit cards and 1000/month on a bank loan for the initial furniture at the law firm), will?pay?1000/month to?Prosper?when loan approved?(other 1000/month will be paid off?in spring 2011 from loan I?took out for furniture at the law firm).
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$499.14

Auction yield range:	7.93% - 16.00%	Estimated loss impact:	8.86%
Lender servicing fee:	1.00%	Estimated return:	7.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	15 / 14	Length of status:	11y 7m
Credit score:	780-799 (Jul-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$27,132	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	FlyFishingResort4321	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fly Fishing Resort - Summer Months
Purpose of loan:
This loan will be used to balance cash flow for the remainder of our summer months.? With our prime-time being October - May, bookings heat up in September and cash flow gets back on track.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and pay everyone back.? Also, I have been in business for 12 years and grown the company each year.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	2y 6m
Credit score:	660-679 (Jul-2010)	Total credit lines:	19	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$11,249	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	106%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	credit-universe0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Arena Football Team purchase!
Purpose of loan:
To purchase an Indoor Arena Football Team.? Total purchase price of $50,000...only need $15,000 to completely fund.

My financial situation:
I am a good candidate for this loan because?I have little debt and I own a $200,000 piece of commerical property free and clear in NC.?

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 125
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 120
??Other expenses: $

(My husband has an annual income of $120,000 and covers my living expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,850.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.85%	Starting borrower rate/APR:	13.85% / 16.01%	Starting monthly payment:	$97.20

Auction yield range:	5.93% - 12.85%	Estimated loss impact:	5.21%
Lender servicing fee:	1.00%	Estimated return:	7.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1984	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	4y 9m
Credit score:	740-759 (Jul-2010)	Total credit lines:	18	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$6,451	Stated income:	$50,000-$74,999
Amount delinquent:	$75	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	wise-income-butterfly	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 18% and 26% APR cards
Purpose of loan:
This loan will be used to pay off a current balance of about $3,000 on two credit cards, one with an 18% APR and the other with a 26% APR.

My financial situation:
I am a good candidate for this loan because I have a stable job in information technology with a state university that recently approved an across-the-board pay raise for all employees (while others are seeing furloughs and pay cuts). I am paying off credit cards that I used to supplement a loss of income during my final semester of college (could not work while writing a thesis), and I would love to save some money as my credit continues to improve. I will also have my MBA completed in the spring of 2011, which should increase my future earning power. I have owned a home since 08/2006 and have never been late on a mortgage payment.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$258.89

Auction yield range:	3.93% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 3m
Credit score:	760-779 (Jul-2010)	Total credit lines:	23	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$4,774	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Xanadu2You	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Begone, unemployment-related debt!
Purpose of loan:
Consolidate and pay off all remaining credit card and personal debts incurred during 2 years of unemployement, and to finance the purchase of a new computer for my home business.? This computer will replace an existing laptop which is 4 years old and on its last legs.

My financial situation:
Despite an extended period of unemployment, and despite the fact that my new full-time job pays 50% less than the one I lost, I have been able to take my credit score from the upper 500s to the upper 700s by making it a priority to pay my bills regularly.? With the home crafting business to supplement the income from my full-time employment, I have a strong understanding of how financing works, and the importance of spending money wisely.

Examples of my work from my home crafting business are available on my website:? http://www.Xanadu2You.etsy.com

My full-time employment is funded by a long-term contract with the US Department of Energy, and is extremely stable.? In addition, I have strong support from friends and family, who have graciously lent me money as-needed to keep me solvent while unemployed, and who will be willing to back me up again if I ever need their support.? Part of the loan that I am requesting here is to pay back those family members and friends who have supported me.? While their loans were interest-free, it is worth it to me to pay?some interest on a new, consolidated loan in order to be able to pay off those personal debts in single, lump payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$141.64

Auction yield range:	2.93% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	3y 11m
Credit score:	820-839 (Jul-2010)	Total credit lines:	30	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$2,450	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	dojo260	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit card debt. I have been focused on paying off debt since college and would like to consolidate the remaining $4500 in credit card debt.

My financial situation:
I am a good candidate for this loan because I have consistently paid off my debts and been employed since college. I had some late payments in 2002 after graduating college and looking for a job, but have been employed since. I have already paid off over $18,000 in credit card debt in the past 3 years incurred when I began a software company in 2006. I'm hoping to reduce my remaining debt interest rates to save over $800 per year in interest payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$325.37

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	26%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	2y 10m
Credit score:	700-719 (Jul-2010)	Total credit lines:	10	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,810	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	taxworep	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Preparing for my future family
I am a 27 year old male who is currently employed as a Globalization Project Manager by a Fortune 500 company.? I have held this position for three years.? I am fully medically insured.? I currently live in Washington, DC, but I am in the process of transitioning to Boston, MA with my fiance to be closer to our families.? I am receiving a transfer by my employer to our Boston-area office and my future wife will become a full-time telecommuter, so neither of our employment status' will be altered.? My annual salary is $46,000, my fiance's is $52,000, bringing a combined household income of $98,000.

I am moving from a high-rent neighborhood in Washington DC to a cheaper suburb of Boston with my fiance - we have agreed to a maximum rent of $1,200 combined, or $600 p/p.? This will drop my monthly expenditures on the spot by $800.? There will, of course be additional savings through shared costs; utilities, cable, pet costs, etc.? We do not own a car.? I will also be receiving a company cell phone which will save me $90/month.

Monthly net income: $2815.58

Monthly expenses:
? Housing: $ 1,400 (dropping to $600 or less - see above)
??Insurance: $ 0 (covered by employer)
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 822.17 (this will include Prosper loan and other unsecured loan - all debt)
??Other expenses: $ 50 (cat)
Total Until November 1st (move in with fiance):? $2,752.17
Total After November 1st (move in with fiance):? $1962.17
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$345.92

Auction yield range:	5.93% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1987	Debt/Income ratio:	65%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	30y 6m
Credit score:	740-759 (Jul-2010)	Total credit lines:	20	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$27,071
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	agreement-equator	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Military Grandma helping grandson..
Purpose of loan:
I just moved in with my daughter and will use loan to consolidate my biggest credit card payments and help my grandson who is finishing his last year of college and going on to his Army career.? He has earned all his own money for first three years of college and I would like to make it so I can help with the incidentals so that he can spend more of his time concentrating on his studies then working during his last year in college.
My financial situation:
My expenses are now limited to my cell phone and insurance.? This will allow me to consolidate my biggest credit card payments.
I have always paid all of my bills 100% and this Proper oppurtunity will allow me to give my grandson a great gift. Thank you.

Monthly net income: $ 1526

Monthly expenses: $
??Housing: $?0
??Insurance: $ 65
??Car expenses: $ no
??Utilities: $?100
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	18%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 0	Length of status:	7y 8m
Credit score:	640-659 (Jul-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	9	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$3,506	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 2	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	astute-agreement6	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off husbands funeral /med
Purpose of loan:
This loan will be used to? to pay off husbands headstone and medical bills

My financial situation:
I am a good candidate for this loan because? I have a full and part time job

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 205
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $ 260
??Food, entertainment: $ 550
??Clothing, household expenses $ 120
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1972	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	9y 2m
Credit score:	640-659 (Jul-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$8,274	Stated income:	$50,000-$74,999
Amount delinquent:	$15,700	Bankcard utilization:	99%
Public records last 12m / 10y:	1/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	forceful-transparency5	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,188.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.30%	Starting borrower rate/APR:	10.30% / 10.65%	Starting monthly payment:	$524.62

Auction yield range:	2.93% - 9.30%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	2y 4m
Credit score:	800-819 (Jul-2010)	Total credit lines:	36	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$17,326	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	joyous-yield7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Consumer Credit Card
Purpose of loan:
This loan will be used to pay off my Chase credit card that carries a 13.24% APR. I want to be able to pay this off within 3 years and don't want to pay excessive interest charges doing so. I want to be debt free in three years and this loan will help get me there.

My financial situation is good. I am current on all my payments and continue to pay on my house despite the fact that the loan exceeds the market value by 100%.
I am a good candidate for this loan because I always pay my debts and I have the ability to do so as I have a good paying job that is very secure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$415.42

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 11	Length of status:	9y 6m
Credit score:	700-719 (Jul-2010)	Total credit lines:	49	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$42,904	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blue-rate-cowbell	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2009) 680-699 (Oct-2009)
Principal balance:	$8,718.03	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Great Borrower
Purpose of loan:
This loan will be used to? payoff two low balance credit cards.

My financial situation:
I am a good candidate for this loan because? have perfect payment history

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 1700
??Insurance: $?100??
? Car expenses: $200
??Utilities: $?500
??Phone, cable, internet: $50
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.28%	Starting borrower rate/APR:	9.28% / 11.38%	Starting monthly payment:	$55.88

Auction yield range:	3.93% - 8.28%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	26%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 17	Length of status:	1y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	42	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$35,710	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-dime-igloo	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a very high interest card.

Thank you for considering my loan.

Purpose of loan:
This loan will be used to pay off?a 27.9%?interest credit card. I would?like to pay reasonable interest to?individuals through Prosper.com and have real people benefit rather than the banks and credit card companies. Also, this lower rate will help me to get out of debt faster.

My financial situation is stable and consistent, but stretched very thin because of an on-going home renovation/restoration. My home was damaged severely by Hurricane Katrina, and I had no choice but to go into debt to pay for repairs. Five years later, I am seeking ways to finally get out of the "Katrina debt." I have a stable, well-paying job and a house with an apartment that generates additional income. I also earn an extra?$150-200 a month?as a free-lance photographer, earning money from weddings and portraits.

I am a good candidate for this loan because I am extremely responsible about paying my bills. I have worked very hard to keep my home--sometimes working three jobs to do so--and to keep my credit in good standing. I am also very intent on improving my credit score. I am already paying $75+ per month to this card so it?will be?easy to make the $55.88 estimated monthly payment to investors. Instead of "throwing away" the extra money per month in interest, I will be able to pay down other debt, too.

Thank you, in advance for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$252.82

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	18.93%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	7y 6m
Credit score:	700-719 (Jun-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$100,184	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	honestntrustworthy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation and pay tax bill
Purpose of loan:
I will?be using this loan to pay off some high-interest credit cards,? get a new transmission and pay a small tax bill.? Although this is my first time to use Prosper.com, I am definitely an excellent candidate.? I've only requested a loan amount and interest rate that I can afford to pay each month.? I have never claimed bankruptcy or defaulted on any loan and never plan to.? You will not lose with me...guaranteed!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.28%	Starting borrower rate/APR:	10.28% / 12.39%	Starting monthly payment:	$340.19

Auction yield range:	3.93% - 9.28%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1985	Debt/Income ratio:	44%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 13	Length of status:	28y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	67	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$182,520	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Military_Enlisted	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
(Military) pay off high Interest CC
Purpose of loan:
This loan will be used to pay off a higher interest cc.

My financial situation:
I am a good candidate for this loan because I will not be incuring?another monthly payment since this will be used to payoff an existing card balance,?also?have never defaulted on a loan or?missed a payment.
Monthly net income: $ 7383
Monthly expenses: $
??Housing: $?1665.00
??Insurance: $ 120.37
??Car expenses: $?646.00
??Utilities: $ 0
??Phone, cable, internet: $87.00?
??Food, entertainment: $300.00
??Clothing, household expenses $50
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$79.73

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	9 / 6	Length of status:	20y 6m
Credit score:	720-739 (Jul-2010)	Total credit lines:	24	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$26,664	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	statuesque-repayment3	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan:
This loan will be used to? pay bills

My financial situation:
I am a good candidate for this loan because? my credit is good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	45%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 10	Length of status:	6y 4m
Credit score:	680-699 (Jul-2010)	Total credit lines:	16	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$6,101	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thrifty-yield0	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEP CON
Purpose of loan:
This loan will be used to?
This loan will help to reduce my credit card and home to have?unfinish rec room done so my mother can move in.
My financial situation:
I am a good candidate for this loan because?
I'm a new home owner with a excellent payment history, never been late on anything that's deals with paying bills.
Monthly net income: $
30000
Monthly expenses: $
??Housing: $?500
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 230
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 9.72%	Starting monthly payment:	$431.69

Auction yield range:	2.93% - 8.38%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	31%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 10	Length of status:	2y 0m
Credit score:	800-819 (Jul-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,148	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	BrownEyes32	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 100% )	800-819 (Latest)
Principal borrowed:	$15,500.00	< 31 days late:	0 ( 0% )	800-819 (Oct-2009) 720-739 (Sep-2007)
Principal balance:	$3,605.90	31+ days late:	0 ( 0% )
Total payments billed:	41
Description
Paying for Private School
Purpose of loan:
This loan will be used to pay for my son to return to private school in September.

My financial situation:
Like most of us,?I had to learn the hard way how negative credit can limit the things you can do in your life. I work very diligently to maintain my current credit score and financial status. I have a budget that I've been able to maintain for several years, and that budget, along with the help of modern technology (Excel, Online Bill Pay, ect.), has enabled me to ensure that all my debts are paid timely.

I have successfully paid off 1 Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$578.44

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	8y 3m
Credit score:	640-659 (Jul-2010)	Total credit lines:	21	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$16,644	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-tenacious-bill	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of c/c debt forever!
Purpose of loan:
This loan will be used to? pay off my credit card debt for good.? I can never seem to get ahead of these debts.. I want to pay them off forever and cut them up.

My financial situation:
I am a good candidate for this loan because?I?have a good full time job and been?with this company for over 8 years.? I?receive monthly child support payments and have that extra income each month.? But it does not provide me with enough to completely pay off these credit cards immediately.?

Monthly net income: $ 4416

Monthly expenses: $
??Housing: $ 1395
??Insurance: $ 101
??Car expenses: $ 404
??Utilities: $?200
??Phone, cable, internet: $ 180
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ ??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$212.61

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 11	Length of status:	2y 3m
Credit score:	660-679 (Jul-2010)	Total credit lines:	34	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$50,200	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	atl_jt01	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff some debt to improve credit
Purpose of loan:
This loan will be used to consolidate some debt to improve credit score.

My financial situation:
I am a good candidate for this loan because I have not had any delinquencies in last?5 years.

My previous delinquencies occured while we were going thru?foreclose our house about 5 years ago.

$31,500 of the revolving credit balance is home equity line of credit that I am still paying after I had?foreclosed my house.

I would like to use this loan to lower my bank card utilization to continue rebuilding my credit score..

Monthly net income: $ 9,500

Monthly expenses:
?? Housing: $ 1525.00??
?? Insurance: $ 285.00??
?? Car expenses: $ 930.00??(2 cars)
?? Utilities: $ 350.00??
?? Phone, internet: $ 186.00??
?? Food, entertainment: $ 500.00??
?? Clothing, household expenses $ 200.00??
?? Credit cards and other loans: $ 1500.00?
???Other expenses? $ 1500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	10.93% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 14	Length of status:	9y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	39	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$17,499	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hurricanewoof	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,200.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2009)
Principal balance:	$782.87	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Fix Bathroom + Replace Flooring
Purpose of loan:
This loan will be used to repair our bathroom and replace the flooring in the living room, dining room, and kitchen. The dogs have torn up the carpet and we can't have anyone over!

I am a good candidate for this loan because I have an established job, pay all bills on time, and am a current prosper borrower in good standing.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.65%	Starting monthly payment:	$161.87

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	1y 10m
Credit score:	700-719 (Jul-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$656	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	really_reliable1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First Apartment and Bedroom Set
Purpose of loan:
This loan will be used to get my first apartment. I will use the funds to pay for the move in cost and?to furnish?the place?. The rent for the apartment is $850/months. The home owner is asking for 1st and last months? rent and 1 month security. I will need $2250 to move in for August 1st. I will also have a roommate that will be paying half of the monthly bills leaving me responsible for about $725.00/a month. I will also need to purchase a bedroom set and a mattress for the apartment.???

My financial situation: I am a?GREAT?candidate for this loan because?I am very responsible when it comes to making financial decisions. I take pride in paying my bills on time and I am very cautious when it comes to taking on any new?debt. I created a quick budget (which I have provided below) of my projected expense ( once I am in the apartment ) and determined that I can afford to pay off this loan on time for the next 3 years. I work for a global company that designs, builds, markets and supports custom software that companies purchase and use to manage their employees stock options. I currently make $40,000 a year and have a 700+ credit rating.

Please see the budget I created below breaking out my expense once I move into the apartment. The shared expense of the apartment has been divided in half, representing the portion I am responsible for.

Projected Month expenses:?
Housing: $?850?/ 2???=? $425??????????????????????????????????????????????????
Insurance: $ 120??
Car expenses: $ 300??
Utilities: $ 100?/ 2??= $50????
Phone, cable, internet: $?100?/ 2?= 50??
Food/ Household: $?400?/ 2?=?$200
Credit cards and other loans: $?200??
Prosper Loan: $ 183

Bringing?my TOTAL?MONTHLY?EXPENSE?$1,528.00- This amount includes all of my new projected expense from my apartment half of all the rent and bills, my current bills, plus Prosper Lending?s loan payment.)? Thank you for your time and consideration.?

Monthly net income: $ 2420.00 - $ 1528.00 ( projected monthly bill budget) = $922.00?remaining for the month

CURRENT Monthly expenses:?(The budget above is?what I expect to pay if I get this loan and get into the apartment)?
Housing: $?200??????????????????????????????????????????????????????
Insurance: $ 140??
Car expenses: $ 300??
Utilities: $ 0??
Phone, cable, internet: $ 0??
Food, entertainment: $ 0??
Clothing, household expenses $ 100??
Credit cards and other loans: $?200??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	14 / 11	Length of status:	22y 3m
Credit score:	640-659 (Jul-2010)	Total credit lines:	35	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$9,333	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	excellent-point8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment rebuild
Purpose of loan:
This loan will be used to? Rebuild equipment

My financial situation:
I am a good candidate for this loan because?
I have worked successfully in the trucking industry for the last 22 years. I have been approved to buy new equipment but newer isn't always better. Trucks don't last as long as they did in the past and fuel mileage is low, hence lower income (example a loss of $600 to $1000 a month). Years ago I wouldn't of even considered rebuilding as an option. But with the economic situation as it stands (up and down) I?won't bury myself in debt with so much uncertainty ahead. Remember, we (trucking) see demand and inventories long before the market does. I am very cautious. ?And per monthly expenses, my wife also works with an?anual income of $28,000. *** 7/21/10 I already had a listing but because of bad information from PROSPER (wrong employment category) I wasted my and your time.? I'm told I'm not a full-time employee and yet I work an allowed 70?hours a week and that's not full time??????? As to the?risk?factor, I am contracted to the largest trucking company in all of North America.? They have?plenty of?work.??I have owned 11 trucks and had employees in the past.? I am using this loan to invest in my equipment instead of buying a new truck at between $100,000 and $120,000.? It is my own way?of managing risk and keeping costs low.? All upgrades/rebuilds will be done during home time.?

Additionally, my credit score is affected by my work and my personal use.??Any work related inquiries (such as for tire purchases, etc)?decreases my personal which is the same as my work related credit score.

And one more thing, I find it sad that self-employed people are considered "high risk".? When an employee loses their job they become a high risk.? When?self-employed people run into adversity, they adjust and move forward.

Thank you for your consideration and sorry for the rant.
Monthly net income: $4,800

Monthly expenses: $
??Housing: $ 1,600
??Insurance: $ 340
??Car expenses: $ 344
??Utilities: $ 120
??Phone, cable, internet: $210
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.33%	Starting borrower rate/APR:	27.33% / 29.67%	Starting monthly payment:	$328.02

Auction yield range:	10.93% - 26.33%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	20 / 18	Length of status:	4y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$43,013	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fervent-dinero0	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
is to pay off some high interest rate credit cards

My financial situation:
I am a good candidate for this loan because?It will be paid back within?2 years at most, I always pay my bills on time I just wanna get all these high interest rate cards paid in full so I don't have to worry about them. I always make my payments on time and most of the time a week earlier just to insure they are paid on time.

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1013.00????
??Insurance: $ 100.00?
??Car expenses: $ 50.00????
??Utilities: $ $200.00
??Phone, cable, internet: $ $200.00????
??Food, entertainment: $?$100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 30.18%	Starting monthly payment:	$40.42

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 10	Length of status:	3y 11m
Credit score:	680-699 (Jul-2010)	Total credit lines:	21	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,556	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cordial-payment2	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High interest credit card
Purpose of loan:
This loan will be used to pay off a high interest rate credit card balance I have.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment on anything before. I have worked hard to get to a good place financially and would like to pay off this high interest rate credit card balance all at once to continue to ?improve my credit. I find the idea of prosper refreshing and like the idea of peer to peer lending. People helping people. Thank you for taking the time to look at my listing.

Monthly net income: $

Monthly expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$224.01

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	1y 0m
Credit score:	640-659 (Jul-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,749	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	versatile-loyalty9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debts for lower payment
Purpose of loan:
This loan will be used to finish paying off a college loan along with two credit cards. It is a way for me to consolidate three debts into one lower monthly payment.

My financial situation:
I am a good candidate for this loan because I am stable financially and reliable when it comes to making payments. Unfortunately my debt spiked after being forced to move three times in two years but I now have a steady income that will increase over the course of this loan, along with high job security. Also, over the 10 years I have had an open credit line I have never missed a payment, so you can be sure that will not be an issue. As you can see, I have zero delinquencies and no issues with my public record. I am fully confident in my ability to make each of my loan payments and this will help me pay off my debt significantly quicker than the pace I am currently on.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.51%	Starting borrower rate/APR:	25.51% / 27.82%	Starting monthly payment:	$600.45

Auction yield range:	7.93% - 24.51%	Estimated loss impact:	9.08%
Lender servicing fee:	1.00%	Estimated return:	15.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1968	Debt/Income ratio:	18%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	4y 1m
Credit score:	760-779 (Jul-2010)	Total credit lines:	22	Stated income:	$75,000-$99,999
Now delinquent:	0	Revolving credit balance:	$127,535
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	equalizer235	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'd like to consolidate my debts.
Purpose of loan:
These funds will greatly improve my cash flow situation by consolidating some outstanding credit card debt.

My financial situation:
I have?a well documented consistent and reliable repayment history.

Monthly net income: $
After the bills are paid for the month I am usually left with?about a thousand dollars of discretionary income.
Monthly expenses: $?
??Housing: $3,750.00
??Insurance: $300.00
??Car expenses: $?
??Utilities: $150.00
??Phone, cable, internet: $100.00
??Food, entertainment: $350.00
??Clothing, household expenses $
??Credit cards and other loans: $500.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	10y 6m
Credit score:	720-739 (Jul-2010)	Total credit lines:	21	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	bid-trail6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MEDICAL AND DENTAL EXPENCES
Purpose of loan:?TO PAY DENTAL REPAIRS? AND MEDICAL
My financial situation:I WORK STEADY AND HAVE A GOOD CLIENT BASE ,THESE ARE UN EXPECTED EXPENCES
I am a good candidate for this loan because?
Monthly net income: $ 3400.

Monthly expenses: $
??Housing: $ 1550.
??Insurance: $ 50.
??Car expenses: $ 500.
??Utilities: $
??Phone, cable, internet: $ 175.
??Food, entertainment: $ 300.
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$185.56

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 15	Length of status:	3y 7m
Credit score:	680-699 (Jul-2010)	Total credit lines:	24	Occupation:	Engineer - Chemical
Now delinquent:	0	Revolving credit balance:	$24,192	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justice-gazelle	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Out of Debt
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I have a stable job and I make my payments on time!

Monthly net income: $ 4,300 (3,200 work income + 1,100 rental income)

Monthly expenses: $
??Housing: $ 2,000 (House payment in CO and Apartment payment)
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 800
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$487.54

Auction yield range:	7.93% - 9.50%	Estimated loss impact:	6.40%
Lender servicing fee:	1.00%	Estimated return:	3.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	49%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	4y 6m
Credit score:	800-819 (Jul-2010)	Total credit lines:	22	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$324	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	witty-benefit	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan:
This loan will be used to? to consolidate some debt and used for other personal reasons

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and take good care of?my credit

Monthly net income: $ 1900

Monthly expenses: $
??Housing: $ 425
??Insurance: $
??Car expenses: $ 403?with 3 more payment left.
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 15.36%	Starting monthly payment:	$519.98

Auction yield range:	2.93% - 14.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2003	Debt/Income ratio:	6%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	1y 1m
Credit score:	840-859 (Jul-2010)	Total credit lines:	16	Occupation:	Pharmacist
Now delinquent:	0	Revolving credit balance:	$865	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	diversification-dreams	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To Purchase a House/Remodel
Purpose of loan:
purchase a house and make home improvement

My financial situation:
because I need the money for immediate closing on the house and I know that I am financially stable to pay it back

Monthly net income: $
$10,000

Monthly expenses: $
??Housing: $ 500 (share)
??Insurance: $? (100)
??Car expenses: $ (0) all paid off
??Utilities: $ Include in the Rent
??Phone, cable, internet: $ (50)
??Food, entertainment: $? (400)
??Clothing, household expenses $ (200)
??Credit cards and other loans: $ (0)
??Other expenses: $ (0)
Information in the Description is not verified.